77C.     Submission of Matters to a Vote of Security Holders

         On September 18, 2002, a Special Meeting of Shareholders of Touchstone Investment Trust was held in order to vote on the following matters:

         1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.

         2. To authorize the Board to adopt an Amended and Restated Agreement and Declaration of Trust with respect to:

                  2a. Dollar-weighted Voting
                  2b. Future Amendments
                  2c. Redemption
                  2d. Investment in Other Investment Companies
                  2e. Other Changes

         3a. To change certain fundamental investment restrictions of the Trust with respect to borrowing money.

         3b. To change certain fundamental investment restrictions of the Trust with respect to underwriting securities.

         3c. To change certain fundamental investment restrictions of the Trust with respect to loans.

         3d. To change certain fundamental investment restrictions of the Trust with respect to real estate.

         3e. To eliminate certain fundamental investment restrictions of the Trust with respect to oil, gas or mineral leases.

         3f. To change certain fundamental investment restrictions of the Trust with respect to commodities.

         3g. To change certain fundamental investment restrictions of the Trust with respect to concentration of investments.

         3h. To change certain fundamental investment restrictions of the Trust with respect to issuing senior securities.

         3i. To eliminate the fundamental investment restrictions of the Trust with respect to amounts invested in one issuer.

         3j. To eliminate the fundamental investment restrictions of the Trust with respect to margin purchases.

         3k. To eliminate the fundamental investment restrictions of the Trust with respect to short sales.

         3l. To eliminate the fundamental investment restrictions of the Trust with respect to illiquid investments.

         3m. To eliminate the fundamental investment restrictions of the Trust with respect to investing for control.

         3n. To eliminate the fundamental investment restrictions of the Trust with respect to other investment companies.

         3o. To eliminate the fundamental investment restrictions of the Trust with respect to securities of one class.

         3p. To eliminate the fundamental investment restrictions of the Trust with respect to options.

         3q. To eliminate the fundamental investment restrictions of the Trust with respect to common stocks.

         3r. To eliminate the fundamental investment restrictions of the Trust with respect to when-issued purchases.

                   Shareholders of each series of the Trust, except the U.S. Government Money Market Fund and the Touchstone Institutional U.S. Government Money Market Fund, approved each of the proposals. The U.S. Government Money Market Fund did not have a sufficient number of shares voting in favor of proposals 2a-2e to approve these proposals. The Touchstone Institutional U.S. Government Money Market Fund did not have a sufficient number of shares represented in person or by proxy to reach a quorum necessary to vote. The results of the voting on the above proposals were as follows:

PROPOSAL 1 - AUTHORIZATION TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL:

High Yield Fund
                                                          Number of Shares
                                     ------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,862.656              238.728           5.191

Core Bond Fund
                                                          Number of Shares
                                     -------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,579,646.044            9,930.273           3,474.904

Money Market Fund
                                                          Number of Shares
                                     -------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  47,070,274.003        1,178,153.080          2,046,954.760

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,482,891.490           132,372.634           445,781.605

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,601,929.360         1,953,649.340         1,473,673.680

PROPOSAL 2A - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO DOLLAR-WEIGHTED VOTING:

High Yield Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     873,779.453            2,952.931               374.191

Core Bond Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,570,878.553           16,122.219           6,050.449

Money Market Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,805,683.593        1,234,167.870          2,255,530.380

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,507,415.068            95,987.101           457,643.560

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,707,938.060         1,580,671.010         1,740,643.310

PROPOSAL 2B - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO FUTURE AMENDMENTS:

High Yield Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     873,769.656            2,962.728               374.191

Core Bond Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,571,003.864           16,179.273           5,868.084

Money Market Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,941,444.133        1,098,211.010          2,255,726.700

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     --------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,484,742.205           119,310.019           456,993.505

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,653,981.610         1,640,226.960         1,735,043.810

PROPOSAL 2C - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO REDEMPTION:

High Yield Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     873,707.125            2,952.931               446.519

Core Bond Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,570,918.137           16,122.219           6,010.865

Money Market Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,896,897.163        1,099,764.700          2,298,719.980

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,481,188.885           122,828.917           457,027.927

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,695,924.650         1,581,582.050         1,751,745.680

PROPOSAL 2D - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO INVESTMENT IN OTHER INVESTMENT COMPANIES:

High Yield Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     873,714.496            3,017.888               374.191

Core Bond Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,570,922.947           16,260.190           5,868.084

Money Market Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,948,922.773        1,087,741.710          2,258,717.360

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ---------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,483,102.252           120,949.972           456,993.505


Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,706,909.130         1,599,677.720         1,722,665.530

PROPOSAL 2E - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO OTHER CHANGES:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     873,707.125            3,025.259               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,570,393.890           16,789.247           5,868.084

Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,909,243.813        1,098,041.930          2,288,096.100

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     -----------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,483,163.828           123,709.160           454,172.741

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,533,248.970         1,645,437.370         1,850,566.040

PROPOSAL 3A - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO BORROWING MONEY:

High Yield Fund
                                                          Number of Shares
                                     ------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,480.552              251.832               374.191

Core Bond Fund
                                                          Number of Shares
                                     -------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,577,290.665            9,892.472           5,868.084

Money Market Fund
                                                          Number of Shares
                                     -------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,509,833.733        1,541,454.110          2,244,094.000

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     -------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,499,034.658           111,462.013           450,549.058

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     --------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,521,746.670         1,864,873.450         1,642,632.260

PROPOSAL 3B - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO UNDERWRITING SECURITIES:

High Yield Fund
                                                          Number of Shares
                                     --------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,494.873              237.511               374.191

Core Bond Fund
                                                          Number of Shares
                                     --------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,577,285.855            9,897.282           5,868.084

Money Market Fund
                                                          Number of Shares
                                     ---------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,520,752.613        1,537,467.170          2,237,162.060

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,495,918.650           111,434.916           453,692.163

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,564,284.230         1,804,117.140         1,660,851.010

PROPOSAL 3C:  AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
              RESTRICTIONS OF THE TRUST WITH RESPECT TO LOANS:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,486.285              246.099               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,577,070.499           10,112.638           5,868.084

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,386,184.423        1,672,035.360          2,237,162.060

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,490,277.527           110,919.867           459,848.335

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,545,457.160         1,831,261.050         1,652,534.170

PROPOSAL 3D- AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO REAL ESTATE:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,493.656              238.728               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,577,329.942            9,853.195           5,868.084

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,488,396.093        1,569,823.690          2,237,162.060

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,517,770.841            93,931.142           449,343.746

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,570,222.230         1,837,391.240         1,621,638.910

PROPOSAL 3E - AUTHORIZATION TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO OIL, GAS OR MINERAL LEASES:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,493.656              238.728               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,576,931.754            9,853.195           6,266.272

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,412,548.103        1,607,534.960          2,275,298.780

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,513,519.785            91,071.484           456,454.460

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,641,580.860         1,802,832.120         1,584,839.400

PROPOSAL 3F- AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO COMMODITIES:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,493.656              238.728               374.191
Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,576,854.676            9,930.273           6,266.272

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,880,754.183        1,132,768.860          2,281,858.800

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,489,646.613           118,715.764           452,683.352

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,497,066.580         1,943,161.180         1,589,024.620

PROPOSAL 3G- AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO CONCENTRATION OF INVESTMENTS:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,493.656              238.728               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,576,148.064           10,454.520           6,448.637

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,510,713.333        1,485,008.320          2,299,660.190

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,489,390.640           112,079.211           459,575.878


Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,598,847.620         1,842,130.320         1,588,274.440

PROPOSAL 3H - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO ISSUING SENIOR SECURITIES:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,493.656              238.728               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,577,070.499            9,930.273           6,050.449

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,551,916.263        1,462,756.880          2,280,708.700

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,494,684.942           113,975.603           452,385.184

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,654,817.100         1,782,362.070         1,592,073.210

PROPOSAL 3I. AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO AMOUNTS INVESTED IN ONE ISSUER:

High Yield Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     876,502.244              230.140               374.191

Core Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   3,576,710.112           10,074.837           6,266.272

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,545,964.793        1,449,647.730          2,299,769.320

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,484,133.932           105,566.933           471,344.864

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,599,809.240         1,860,486.900         1,568,956.240

PROPOSAL 3J - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO MARGIN PURCHASES:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,485,288.806           120,849.283           454,907.640

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  34,109,034.330         1,933,647.660           986,570.390

PROPOSAL 3K - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO SHORT SALES:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,501,674.732           101,486.718           457,884.279

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,545,687.050         1,901,040.870         1,582,524.460

PROPOSAL 3L - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO ILLIQUID INVESTMENTS:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,506,883.286            93,303.156           460,859.287

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,555,921.610         1,895,079.060         1,578,251.710

PROPOSAL 3M- AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO INVESTING FOR CONTROL:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,489,476.973           110,847.574           460,721.182

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,611,371.650         1,799,951.010         1,617,929.720

PROPOSAL 3N - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO OTHER INVESTMENT COMPANIES:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,491,075.313           116,552.860           453,417.556

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,610,245.920         1,868,439.110         1,550,567.350

PROPOSAL 3O - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO SECURITIES OF ONE CLASS:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,484,586.043           114,235.297           462,224.389

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,625,403.510         1,780,985.430         1,622,863.440

PROPOSAL 3P - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO OPTIONS:

Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  46,980,727.333        1,010,656.870          2,303,997.640

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,474,887.024           129,167.756           456,990.949

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,590,608.480         1,841,953.140         1,596,690.760

PROPOSAL 3Q - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO COMMON STOCKS:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,512,423.993            93,129.313           455,492.423

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,581,500.160         1,903,524.020         1,544,228.200

PROPOSAL 3R - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO WHEN-ISSUED PURCHASES:

Touchstone Intermediate Term U.S. Government Bond Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,489,767.834           110,832.178           460,445.717

Touchstone U.S. Government Money Market Fund
                                                          Number of Shares
                                     ----------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  33,645,701.190         1,775,929.800         1,607,621.390